Exhibit (n) under Form N-1A
                                          Exhibit (99) under Item 601/Reg. S-K



                               MULTIPLE CLASS PLAN


                  This Multiple Class Plan (this "Plan") is adopted by the
            investment companies (the "Multiple Class Companies") identified in exhibits hereto (the "Class Exhibits") as offering separate classes of shares ("Classes").

      1.    Purpose

            This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "Rule"), in connection with the issuance by the Multiple Class Companies and any series thereof (collectively the "Funds") of more than one Class of shares in reliance on the Rule. In documenting the exchange features for each Class, this plan describes the arrangements whereby shares of Funds may be exchanged for or from certain other investment companies which are not part of this Plan. In documenting the separate arrangement for distribution of each Class, this Plan also sets forth the schedules for variations in sales loads and contingent deferred sales charges required by Rules 22d-1 and 6c-10, respectively.

       2.   Separate Arrangements/Class Differences

            The arrangements for shareholders services or the distribution of shares, or both, for each Class shall be set forth in the applicable Class Exhibit hereto.

      3.    Expense Allocations

            Each Class shall be allocated those shareholder service fees and fees and expenses payable under a Rule 12b-1 Plan specified in the Class Exhibit. In addition the following expenses may be specifically allocated to each Class to the extent that the Fund's officers determine that such expenses are actually incurred in a different amount by that Class, or that the Class receives services of a different kind or to a different degree than other Classes:

            (a)   transfer agent fees;

            (b) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders;

            (c)   blue sky registration fees;

            (d)   SEC registration fees;

            (e) the expense of administrative personnel and services as required to support the shareholders;

            (f) litigation or other legal expenses relating solely to one Class; or

            (g) other expenses incurred on behalf of the Class or for events or activities pertaining exclusively to the Class.

      4.    Conversion and Exchange Features

            The conversion and exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

      5.    Amendment

            Any material amendment of this Plan or any Class Exhibit hereto by any Multiple Class Company is subject to the approval of a majority of the directors/trustees of the applicable Multiple Class Company and a majority of the directors/trustees of the Multiple Class Company who are not interested persons of the Multiple Class Company, pursuant to the Rule.

                             CASH II SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

I. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Cash II Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may also receive shareholder services fees for services provided. In connection with this basic arrangement, Cash II Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Cash II Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Cash II Shares as described in Section 3 of the Plan


II.   2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash II Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Cash II Shares may be exchanged for Cash II Shares of
Privilege:         any other Federated fund or share class that does not
                   have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S.
                   Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                             OFFERING CASH II SHARES

The Funds set forth on this Schedule each offer Cash II Shares on the terms set forth in the Cash II Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust    Automated Cash Management Trust   0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                  California Municipal Cash Trust   0.20%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                  Florida Municipal Cash Trust      0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                  New York Municipal Cash Trust     0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                  Ohio Municipal Cash Trust         0.30%
---------------------------------------------------------------------------

                           CASH SERIES SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

III. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Cash Series Shares will consist of sales and shareholder servicing by financial intermediaries The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a 12b-1 Plan and financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Cash Series Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Cash Series Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Cash Series Shares as described in Section 3 of the Plan


IV.   2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Cash Series Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Cash Series Shares may be exchanged for Cash Series
Privileges:        Shares of any other Federated fund or share class that
                   does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K
                   Shares.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                           OFFERING CASH SERIES SHARES



The Funds set forth on this Schedule each offer Cash Series Shares on the terms set forth in the Cash Series Shares Exhibit to Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1 Fee
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust California Municipal Cash Trust   0.60%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Connecticut Municipal Cash Trust  0.60%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Florida Municipal Cash Trust      0.60%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Massachusetts Municipal Cash      0.60%
                               Trust
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Minnesota Municipal Cash Trust    0.50%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New Jersey Municipal Cash Trust   0.60%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               New York Municipal Cash Trust     0.60%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Pennsylvania Municipal Cash Trust 0.40%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Virginia Municipal Cash Trust     0.60%
---------------------------------------------------------------------------

                             CLASS A SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 5.5% of the public offering price
Contingent Deferred    0.00%
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Redemption Fee         As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class A Shares as described in Section 3 of the Plan


2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Class A Shares may be exchanged for Class A Shares of
Privilege:         any other Fund


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.    Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

   (A)BASIC SALES LOAD SCHEDULE

    The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Load as a
 Purchase Amount      Percentage of
                  Public Offering Price
----------------------------------------
----------------------------------------
Less than $50,000          5.50%
$50,000 but less          4.50%
than
$100,000
$100,000 but less         3.75%
than
$250,000
$250,000 but less         2.50%
than
$500,000
$500,000 but less         2.00%
than
$1 million
$1 million or             0.00%
greater
A.

B.    (B)   FIXED INCOME SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                     Sales Charge as a
  Purchase Amount      Percentage of
                   Public Offering Price
------------------------------------------
------------------------------------------
Less than $100,000         4.50%
$100,000 but less          3.75%
than
$250,000
$250,000 but less          2.50%
than
$500,000
$500,000 but less          2.00%
than
$1 million
$1 million or              0.00%
greater

C.    (C)   MODIFIED FIXED INCOME SALES LOAD SCHEDULE

   The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount      Percentage of
                 Public Offering Price
----------------------------------------
----------------------------------------
Less than $1             1.00%
million
$1 million or            0.00%
greater


D.    (D)   MONEY MARKET LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount      Percentage of
                 Public Offering Price
----------------------------------------
----------------------------------------
All purchases            0.00%
E.

F.    (E)   ULTRASHORT BOND LOAD SCHEDULE

   The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

                   Sales Charge as a
Purchase Amount      Percentage of
                 Public Offering Price
----------------------------------------
Less than                2.00%
$50,000
$50,000 but              1.75%
less than
$100,000
$100,000 but             1.50%
less than
$250,000
$250,000 +               0.00%

   (F) MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD SCHEDULE

                                         Sales Charge as a
                          Purchase Amount Percentage of
                                       Public Offering Price
                       ----------------------------------------
                       ----------------------------------------
                       Less than               3.00%
                       $50,000
                       $50,000 but             2.50%
                       less than
                       $100,000
                       $100,000 but            2.00%
                       less than
                       $250,000
                       $250,000 but            1.50%
                       less than
                       $500,000
                       $500,000 but            1.00%
                       less than $1
                       million
                       $1 million or           0.00%
                       greater


G.     (G)  "LARGE TICKET" PURCHASES

   Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.



   (H) REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

|X|   Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

|X| Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

   (I) WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class A Shares made:

o     within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o     with reinvested dividends or capital gains;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o by Federated Life Members (Federated shareholders who originally were issued shares through the "Liberty Account", which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account);

o by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.



   (J) WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-TICKET PURCHASES

   Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

|X| Following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X|   of Shares that were reinvested within 120 days of a previous redemption;

|X| of Shares held by the by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X| of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|   of Shares purchased with reinvested dividends or capital gains;

|X|   imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

|X| of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

V.

4. SPECIAL OFFER PROGRAM

   [NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]

   During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap Growth Fund, and Federated International Small Company Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange

VI. 5. Redemption Fee

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated American Leaders Fund,                                   None      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Funds            Federated Absolute Advantage    0.25%      1% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           purchased
                                                                           within 6
                                                                            months
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Capital               0.25%      None
                                Appreciation Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Fund         0.25%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Small Cap    0.25%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Large Cap Growth      0.25%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Market Opportunity    0.25%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Mid-Cap Growth         None      None
                                 Strategies Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Strategic Value Fund   None      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Technology Fund       0.25%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Income Fund,                                     0.50%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Capital Income Fund    None      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Muni and Stock        0.25%      None
                                 Advantage Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International          None      2% on
Inc.                              Equity Fund                               shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                     days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Managed Allocation      Federated Balanced Allocation   0.25%      None
Portfolios                        Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Stock and Bond Fund,                                     None      None
Inc.
--------------------------------------------------------------------------------------




1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated World Investment        Federated International         0.25%      2% on
Series, Inc.                      Capital Appreciation Fund                 shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                           days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International High    0.25%      None
                                   Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Small   0.25%      2% on
                                  Company Fund                              shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                             daus of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Value   0.25%      2% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------


2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Strategic Income       None      None
Securities, Inc.                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Government Income                                       0.25%      None
Securities, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated High Income Bond Fund,                                   None      2% on
Inc.                                                                        shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 90
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------




2. CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Fund for U.S.          None      None
                                  Government Securities
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International Bond    0.25%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Investment Series       Federated Bond Fund             0.25%      None
Funds, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal High Yield                                    0.25%      None
Advantage Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities                                     None      None
Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities    Federated California            0.25%      None
Income Trust                      Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated New York Municipal    0.25%      None
                                   Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated North Carolina        0.25%      None
                                  Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Pennsylvania          0.40%      None
                                  Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Vermont Municipal     0.25%      None
                                   Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Total Return Bond     0.25%      None
Inc.                              Fund
--------------------------------------------------------------------------------------


VII.  3. Class A Shares Subject to the MODIFIED FIXED INCOME Sales Load Schedule

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Limited Term          0.25%      None
Securities, Inc.                  Municipal Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Short-Term Income     0.25%      None
                                  Fund
--------------------------------------------------------------------------------------


4. Class A Shares Subject to the Money Market Load Schedule

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Money Market Obligations Trust    Liberty U.S. Government Money    None      None
                                  Market Trust
--------------------------------------------------------------------------------------








5. Class A Shares Subject to the Ultrashort Bond Load Schedule

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Municipal             0.25%      None
Securities, Inc.                  Ultrashort Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Institutional Trust     Federated Government            0.25%      None
                                  Ultrashort Duration Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Ultrashort Bond Fund  0.30%      None
Inc.
--------------------------------------------------------------------------------------


6.  CLASS A SHARES SUBJECT TO THE MICHIGAN INTERMEDIATE MUNICIPAL TRUST LOAD
    SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities    Federated Michigan             None        None
Income Trust                      Intermediate Municipal Trust
--------------------------------------------------------------------------------------


VIII. 7. Class A Shares Not Participating in the Large Ticket Purchase Program

--------------------------------------------------------------------------------
        Multiple Class Company                              Series
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Fixed Income Securities, Inc.     Federated Municipal Ultrashort Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Institutional Trust               Federated Government Ultrashort
                                            Duration Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Total Return Series, Inc.         Federated Ultrashort Bond Fund
--------------------------------------------------------------------------------

                             CLASS B SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

IX. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and the provision of shareholder services, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class B Shares, shareholder service fee sand fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    Up to 5.5% of the share price at the time of
Sales Charge ("CDSC")  purchase or redemption, whichever is lower
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              Up to 75 basis points (0.75%) of the average daily
                       net asset value
Redemption Fee         As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class B Shares as described in Section 3 of the Plan


X.    2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion         Rights: After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on or about the last day of the following month
Exchange Class B Shares may be exchanged for Class B Shares of Privilege: any other Fund. In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

XI.   3.    Exceptions to Basic Arrangements

For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

A.          (A)   BASIC CDSC SCHEDULE

------------------------------------------
Shares Held Up to:   Have A CDSC Of:
To:
------------------------------------------
------------------------------------------
       1 year               5.50 %
------------------------------------------
------------------------------------------
      2 years               4.75 %
------------------------------------------
------------------------------------------
      3 years               4.00 %
------------------------------------------
------------------------------------------
      4 years               3.00 %
------------------------------------------
------------------------------------------
      5 years               2.00 %
------------------------------------------
------------------------------------------
      6 years               1.00 %
------------------------------------------
------------------------------------------
      7 years               0.00 %
------------------------------------------
------------------------------------------
      8 years        Convert to Class A
                     Shares
------------------------------------------


B.          (B)   WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:



|X| following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986;

|X| representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

|X|   of Shares that were reinvested within 120 days of a previous redemption;

|X| of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

|X| of Shares originally purchased through a financial intermediary that did not receive an advance commission on the purchase;

|X|   of shares purchased with reinvested dividends or capital gains;

|X|   imposed by the Fund when it closes an account for not meeting minimum balance requirements; and

|X| of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

C.          (C) SYSTEMATIC WITHDRAWAL PROGRAM

   Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.



XII.  4.    Redemption Fee

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS B SHARES



The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated American Leaders Fund,                                  0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Funds            Federated Capital               0.75%      None
                                Appreciation Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Fund         0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Small Cap    0.75%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Large Cap Growth      0.75%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Market Opportunity    0.75%      None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Mid-Cap Growth        0.75%      None
                                 Strategies Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Technology Fund       0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Income Fund,                                     0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Strategic Income      0.75%      None
Securities, Inc.                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Government Income                                       0.75%      None
Securities, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated High Income Bond Fund,                                  0.75%      2% on
Inc.                                                                        shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 90
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Capital Income Fund   0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Fund for U.S.         0.75%      None
                                  Government Securities
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Muni and Stock        0.75%      None
                                 Advantage Fund
--------------------------------------------------------------------------------------




CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International Bond    0.75%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International         0.75%      2% on
                                  Equity Fund                               shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Investment Series       Federated Bond Fund             0.75%      None
Funds, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Managed Allocation      Federated Balanced Allocation   0.75%      None
Portfolios                        Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal High Yield                                    0.75%      None
Advantage Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities                                    0.75%      None
Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities    Federated California            0.75%      None
Income Trust                      Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated New York Municipal    0.75%      None
                                   Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Pennsylvania          0.75%      None
                                  Municipal Income Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Stock and Bond Fund,                                    0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Total Return Bond     0.75%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated World Investment        Federated International         0.75%      2% on
Series, Inc.                      Capital Appreciation Fund                 shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International High    0.75%      None
                                   Income Fund
--------------------------------------------------------------------------------------




CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Small   0.75%      2% on
                                  Company Fund                              shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Value   0.75%      2% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30

                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Money Market Obligations Trust    Liberty U.S. Government Money   0.75%      None
                                  Market Trust
--------------------------------------------------------------------------------------



                             CLASS C SHARES EXHIBIT
==============================================================================

                                       TO

                               MULTIPLE CLASS PLAN

XIII. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of the payment of the 1.0% front-end sales load ("dealer reallowance") and an advance commission of up to 1.0% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class C Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             1.0% of the public offering price
Contingent Deferred    1.0% of the share price at the time of purchase or
Sales Charge ("CDSC")  redemption, whichever is lower if redeemed within twelve months following purchase
Shareholder Service    Up to 25 basis points (0.25%) of the average daily  net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Redemption Fee         As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class C Shares as described in Section 3 of the Plan


XIV.  2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Class C Shares may be exchanged for Class C Shares of Privileges: any other Fund. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

XV.   3.    Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

   (A) WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load shall be assessed on purchases of Class C Shares made:

o     within 120 days of redeeming shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;

o     with reinvested dividends or capital gains;

o by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.

    (B) WAIVER OF CDSC

   Contingent upon notification of the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o     of Shares that were reinvested within 120 days of a previous redemption;

o of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase;

o     of Shares purchased with reinvested dividends or capital gains;

o imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and

o of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

XVI.

4. Redemption Fee

   For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

   A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; and (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS C SHARES



The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated American Leaders Fund,                                 0.75%       None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Funds            Federated Absolute Advantage   0.75%       1% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           purchased
                                                                           within 6
                                                                            months
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Capital              0.75%       None
                                Appreciation Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Fund        0.75%       None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Kaufmann Small Cap   0.75%       None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Large Cap Growth     0.75%       None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Market Opportunity   0.75%       None
                                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Mid Cap Growth       0.75%       None
                                 Strategies Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Strategic Value Fund 0.75%       None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Technology Fund      0.75%       None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Income Fund,                                    0.75%       None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Fixed Income            Federated Strategic Income     0.75%       None
Securities, Inc.                  Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Government Income                                      0.75%       None
Securities, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated High Income Bond Fund,                                 0.75%    2% on
Inc.                                                                      shares
                                                                          redeemed
                                                                          or
                                                                          exchanged
                                                                          within 90
                                                                          days of
                                                                          purchase
--------------------------------------------------------------------------------------




CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Income Securities Trust Federated Capital Income Fund  0.75%       None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Fund for U.S.        0.75%       None
                                  Government Securities
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Muni and Stock       0.75%       None
                                 Advantage Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Index Trust             Federated Max-Cap Index Fund    0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated Mini-Cap Index Fund   0.75%      None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated International Series,   Federated International Bond    0.75%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International         0.75%      2% on
                                  Equity Fund                               shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                     days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Investment Series       Federated Bond Fund             0.75%      None
Funds, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Managed Allocation      Federated Balanced Allocation   0.75%      None
Portfolios                        Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal High Yield                                    0.75%      None
Advantage Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Municipal Securities                                    0.75%      None
Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Stock and Bond Fund,                                    0.75%      None
Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Total Return Series,    Federated Total Return Bond     0.75%      None
Inc.                              Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated World Investment        Federated International         0.75%      2% on
Series, Inc.                      Capital Appreciation Fund                 shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International High    0.75%      None
                                   Income Fund
--------------------------------------------------------------------------------------





CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

--------------------------------------------------------------------------------------
     Multiple Class Company                   Series             12b-1    Redemption
                                                                   Fee        Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated World Investment        Federated International Small   0.75%      2% on
Series, Inc. (continued)          Company Fund                              shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                                  Federated International Value   0.75%      2% on
                                  Fund                                      shares
                                                                           redeemed
                                                                              or
                                                                           exchanged
                                                                           within 30
                                                                            days of
                                                                           purchase
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Money Market Obligations Trust    Liberty U.S. Government Money   0.75%      None
                                  Market Trust
--------------------------------------------------------------------------------------


CLASS F SHARES*                            EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

XVII. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales. In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class F Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             Up to 100 basis points (1.00%) of the public
                       offering price
Contingent Deferred    Up to 100 basis points (1.00%) of the share price
Sales Charge ("CDSC")  at the time of original purchase or redemption, whichever is lower
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class F Shares as described in Section 3 of the Plan


XVIII.      2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Class F Shares may be exchanged for Class F Shares of
Privileges:        any other Fund.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated as a redemption and purchase.

XIX.

3. Exceptions to Basic Arrangements

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

A. (A) BASIC SALES LOAD SCHEDULE *

   -----------------------------------------------------------------------
                           Sales Charge as         Sales Charge as a
   Purchase Amount:        Percentage of Offering  Percentage of NAV
                           Price
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   Less than $1 million    1.00%                   1.01%
   -----------------------------------------------------------------------
   -----------------------------------------------------------------------
   $1 million or greater   0.00%                   0.00%
   -----------------------------------------------------------------------
   * Applies to all Funds indicated on the attached Schedule, except Federated Limited Term Municipal Fund, which has no initial sales load.

B.          (B)   CDSC SCHEDULE

   Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:

---------------------------------------------------------------------------
                                               Contingent Deferred Sales
Purchase Amount:                 Shares Held:  Charge:
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Under $2 million                 4 years or    1.00%
                                 less
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$2 million but less than $5      2 years or    0.50%
million                          less
---------------------------------------------------------------------------
---------------------------------------------------------------------------
$ 5 million or greater           1 year or     0.25%
                                 less
---------------------------------------------------------------------------


   (C) REDUCING OR ELIMINATING THE SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:



|X|   Discounts achieved by combining concurrent purchases of and/or current investment in Class A, Class B, Class C, Class F, and Class K Shares, made or held by (or on behalf of) the investor, the investor's spouse, and the investor's children under age 21 (regardless of whether the purchases or investments are made or held directly or through an investment professional or through a single-participant retirement account); provided that such purchases and investments can be linked using tax identification numbers (TINs), social security numbers (SSNs), or Broker Identification Numbers (BINs); and

|X| Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

    (D) WAIVER OF SALES LOAD

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

o     within 120 days of redeeming Shares of an equal or greater amount;

o through a financial intermediary that did not receive a dealer reallowance on the purchase;

o by shareholders who originally became shareholders of a Fund pursuant to the terms of an agreement and plan of reorganization which permits the shareholders to acquire shares at net asset value;



o     with reinvested dividends or capital gains;

o by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons; and

o     pursuant to the exchange privilege.

    (E) WAIVER OF CDSC

   Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

o (Class F Shares of Federated Capital Income Fund Only) as a shareholder who owned Shares on September 30, 1989;

o following the death of the last surviving shareholder or post-purchase disability, as defined in Section 72(m) (7) of the Internal Revenue Code of 1986;

o representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2;

o of Shares purchased within 120 days of a previous redemption of an equal or lesser amount;

o of Shares held by Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;

o of Shares purchased through a financial intermediary that did not receive an advance commission on the purchase ;

o     of Shares purchased with reinvested dividends or capital gains;

o imposed by the Fund when it closes an account for not meeting the minimum balance requirements;

o of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period; and

o representing a total or partial distribution from a qualified plan, which would not include account transfers, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual Retirement Account, Keogh Plan or custodial account following retirement.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS F SHARES



The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD SCHEDULE



--------------------------------------------------------------------------------
       Multiple Class Company                      Series              12b-1 Fee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated American Leaders Fund, Inc.                                  None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Equity Income Fund, Inc                                      0.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Fixed Income Securities,    Federated Limited Term           0.15%
Inc.                                  Municipal Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      Federated Strategic Income Fund  0.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Government Income                                            None
Securities, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Income Securities Trust     Federated Capital Income Fund    0.25%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Investment Series Funds,    Federated Bond Fund              None
Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Municipal High Yield                                         0.25%
Advantage Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Municipal Securities        Federated Ohio Municipal Income  0.40%
Income Trust                          Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market Obligations Trust        Liberty U.S. Government Money    None
                                      Market Trust
--------------------------------------------------------------------------------

                             CLASS K SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XX. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class K Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan recordkeepers; and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class K Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class K Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class K Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Redemption Fee         As set forth in the attached Schedule.
Shareholder Service    As set forth in the attached Schedule
Fee
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Class K Shares as described in
                       Section 3 of the Multiple Class Plan


XXI.  2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class K Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:  None
Exchange Privilege: With respect to the Kaufmann Fund, Class K Shares may be exchanged for Class A Shares or Class K Shares of any other Fund. With respect to the other funds, Class K Shares may be exchanged for Class K Shares, including the Kaufmann Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

XXII. 3. redemption fee

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class K Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to Class K Shares redeemed or exchange by employer-sponsored retirement plans.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS K SHARES



The Funds set forth on this Schedule each offer Class K Shares on the terms set forth in the Class K Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



--------------------------------------------------------------------------------------
 Multiple Class Company             Series            12b-1   Shareholder Redemption
                                                        Fee    Services       Fee
                                                                             Fee
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated American                                    0.50%      None        None
Leaders Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Equity Funds   Federated Capital            0.50%      None        None
                         Appreciation Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                         Federated-Kaufmann Fund      0.50%      0.25%       0.20%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                         Federated Kaufmann Small     0.50%      None        None
                         Cap Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Index Trust    Federated Max-Cap Index Fund 0.50%      None        None
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated Stock and                                   0.50%      None        None
Bond Fund, Inc.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Return Series,     Federated Total Return Bond  0.50%      None        None
Inc.                     Fund
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federated U.S.                                        0.50%      None        None
Government Securities
Fund: 2-5 Years
--------------------------------------------------------------------------------------

                             CLASS Y SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XXIII. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class Y Shares will consist of sales to institutional purchasers requiring less distribution support activity and less shareholder services, who are also seeking low expense ratios. In connection with this basic arrangement, Class Y Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Class Y Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    None
Fee
12b-1 Fee              None
Other                  Expenses Itemized expenses incurred by the Fund with
                       respect to holders of Class Y Shares as described in
                       Section 3 of the Plan


XXIV. 2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Class Y Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Class Y Shares may be exchanged for Class Y Shares of
Privilege:         any other Federated fund or share class that does not
                   have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S.
                   Government Money Market Trust and Class K Shares. In any
exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                             OFFERING CLASS Y SHARES



The Funds set forth on this Schedule each offer Class Y Shares on the terms set forth in the Class Y Shares Exhibit to the Multiple Class Plan, in each case as indicated below:



---------------------------------------------------------------
    Multiple Class Company                 Series

Federated Income Securities Trust         Federated Short Term Income Fund

Federated Income Trust

Federated U.S. Government
Securities Fund: 1-3 Years

Intermediate Municipal Trust             Federated Intermediate
                                         Municipal Trust
---------------------------------------------------------------

                          INSTITUTIONAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XXV. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Shares as described in Section 3 of the Plan


XXVI. 2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Institutional Shares may be exchanged for
Privilege:         Institutional Shares of any other Federated fund or
                   share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K
                   Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                          OFFERING INSTITUTIONAL SHARES



The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------------------
        Multiple Class Company                        Series                 12b-1 Fee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Adjustable Rate Securities                                         None
Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Equity Funds                 Federated Strategic Value Fund        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Fixed Income Securities,     Federated Municipal Ultrashort Fund   None
Inc.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated GNMA Trust                                                         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Income Securities Trust      Federated Intermediate Corporate      None
                                       Bond Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Real Return Bond Fund       None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Short-Term Income Fund      None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Income Trust                 Federated Income Trust                None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Index Trust                  Federated Max-Cap Index Fund          None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Mini-Cap Index Fund         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Institutional Trust          Federated Government Ultrashort       None
                                       Duration Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Intermediate                None
                                       Government/Corporate Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Intermediate Government                                            None
Fund, Inc.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Managed Allocation           Federated Conservative Allocation     None
Portfolios                             Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Growth Allocation Fund      None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Moderate Allocation Fund    None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Target ETF Fund 2015        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Target ETF Fund 2025        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Target ETF Fund 2035        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Short-Term Municipal Trust                                         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Total Return Government                                            None
Bond Fund
---------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------
Multiple Class Company                 Series                                12b-1 Fee
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated Total Return Series, Inc.    Federated Mortgage Fund               None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Total Return Bond Fund      None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Federated Ultrashort Bond Fund        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated U.S. Government Securities                                         None
Fund:  1-3 Years
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Federated U.S. Government Securities                                         None
Fund:  2-5 Years
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Intermediate Municipal Trust           Federated Intermediate Municipal      None
                                      Trust
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Money Market Obligations Trust         California Municipal Cash Trust       None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Florida Municipal Cash Trust          0.25%
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Government Obligations Fund           None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Government Obligations Tax-Managed    None
                                      Fund
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Michigan Municipal Cash Trust         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Minnesota Municipal Cash Trust        None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Municipal Obligations Fund            None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       New Jersey Municipal Cash Trust       None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       New York Municipal Cash Trust         None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Ohio Municipal Cash Trust             None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Pennsylvania Municipal Cash Trust     None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Cash Obligations Fund           None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Management Obligations Fund     None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Obligations Fund                None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Prime Value Obligations Fund          None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Tax-Free Obligations Fund             None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Treasury Obligations Fund             None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       U.S. Treasury Cash Reserves None
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                       Virginia Municipal Cash Trust         None
---------------------------------------------------------------------------------------


                      INSTITUTIONAL CAPITAL SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XXVII. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Capital Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Capital Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Capital
                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Capital Shares as described in Section 3 of the Plan


XXVIII. 2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Capital Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Institutional Capital Shares may be exchanged for
Privileges:        Institutional Capital Shares of any other Federated
                   fund or share class that does not have a stated sales charge or a contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K
                   Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                      OFFERING INSTITUTIONAL CAPITAL SHARES



The Funds set forth on this Schedule each offer Institutional Capital Shares on the terms set forth in the Institutional Capital Shares Exhibit to the Multiple Class Plan..

-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations Trust California Municipal Cash Trust
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Government Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Municipal Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Prime Cash Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Prime Management Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Prime Value Obligations Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
                               Treasury Obligations Fund
-----------------------------------------------------------------

                      INSTITUTIONAL SERVICE SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XXIX. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional Service Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional Service Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Institutional Service
                       Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Institutional Service Shares as described in Section 3 of the Plan


XXX.  2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Institutional Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Institutional Service Shares may be exchanged for
Privileges:        Institutional Service Shares of any other Federated
                   fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K
                   Shares. Institutional Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                      OFFERING INSTITUTIONAL SERVICE SHARES



The Funds set forth on this Schedule each offer Institutional Service Shares on the terms set forth in the Institutional Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

----------------------------------------------------------------------------------------
          Multiple Class Company                         Series               12b-1 Fee
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Adjustable Rate Securities Fund                                     0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated GNMA Trust                                                          0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Income Securities Trust          Federated Intermediate Corporate   0.25%
                                           Bond Fund
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Federated Short-Term Income Fund   0.15%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Income Trust                                                        0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Index Trust                      Federated Max-Cap Index Fund       0.30%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Institutional Trust              Federated Government Ultrashort    0.25%
                                           Duration Fund
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Federated Intermediate             0.25%
                                           Government/Corporate Fund
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Intermediate Government Fund,                                       0.25%
Inc. (formerly: Federated Limited Duration Government Fund, Inc.)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Short-Term Municipal Trust                                          0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Total Return Government Bond                                        0.25%
Fund
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated Total Return Series, Inc.        Federated Mortgage Fund            0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Federated Total Return Bond Fund   0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Federated Ultrashort Bond Fund     0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated U.S. Government Securities                                          0.25%
Fund:  1-3 Years
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Federated U.S. Government Securities                                          0.25%
Fund:  2-5 Years
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Money Market Obligations Trust             Arizona Municipal Cash Trust       None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Automated Cash Management Trust    None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           California Municipal Cash Trust    None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
          Multiple Class Company                         Series               12b-1 Fee
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Money Market Obligations Trust (cont'd.)   Connecticut Municipal Cash Trust   None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Government Obligations Fund        None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Government Obligations             None
                                           Tax-Managed Fund
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Massachusetts Municipal Cash Trust None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Michigan Municipal Cash Trust      None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Municipal Obligations Fund         None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           New Jersey Municipal Cash Trust    0.10%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           New York Municipal Cash Trust      0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Ohio Municipal Cash Trust          None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Pennsylvania Municipal Cash Trust  None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Prime Cash Obligations Fund        None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Prime Management Obligations Fund  None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Prime Obligations Fund             None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Prime Value Obligations Fund       None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Tax-Free Instruments Trust         None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Tax-Free Obligations Fund          None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Treasury Obligations Fund          None
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           U.S. Treasury Cash Reserves 0.25%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                           Virginia Municipal Cash Trust      None
----------------------------------------------------------------------------------------


                           PROPRIETARY FUND SCHEDULE -
                          INSTITUTIONAL SERVICE SHARES



Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund Schedule ("Non-Plan Investment Companies") may be exchanged for Institutional Service Shares of the Funds indicated opposite their names. Such Institutional Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Institutional Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

---------------------------------------------------------------------------
          Multiple Class Series/Company             Non-Plan Investment
                                                         Companies
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Money Market Obligations Trust -                  WesMark Funds

Automated Cash Management Trust
---------------------------------------------------------------------------

                            INVESTMENT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

XXXI. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Investment Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Investment Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Investment Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Investment Shares as described in Section 3 of the Plan


XXXII.      2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Investment Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights: Investment Shares may be exchanged for Investment Shares of any other Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K Shares.


In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                           OFFERING INVESTMENT SHARES



The Funds set forth on this Schedule each offer Investment Shares on the terms set forth in the Investment Shares Exhibit to the Multiple Class Plan.

-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Edward Jones Money Market Fund
-----------------------------------------------------------------
-----------------------------------------------------------------
Money Market Obligations Trust Tax-Free Instruments Trust
-----------------------------------------------------------------

                             PRIMARY SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

XXXIII. 1. Separate Arrangement And Expense Allocation

Primary Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Primary Shares will consist of institutional sales to insurance companies for Primary Share inclusion in those variable life and variable annuity product separate accounts. The insurance company distributor, underwriter or affiliated entity may provide shareholder services and receive a shareholder service fee for their services. In connection with this basic arrangement, Primary Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Primary Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Primary Shares as described in Section 3 of the Plan


XXXIV.      2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Primary Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           None
Privilege:

                                SCHEDULE OF FUNDS
                             OFFERING PRIMARY SHARES



The Funds set forth on this Schedule each offer Primary Shares on the terms set forth in the Primary Shares Exhibit to the Multiple Class Plan.

-----------------------------------------------------------------------------
    Multiple Class Company                  Series                12b-1 Fee
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Federated Insurance Series     Federated American Leaders Fund      None
                               II
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                               Federated Capital Appreciation       0.25%
                               Fund II
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                               Federated High Income Bond Fund      None
                               II
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                               Federated Kaufmann Fund II           0.25%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                               Federated Quality Bond Fund II       0.25%
-----------------------------------------------------------------------------

                            RETIREMENT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XXXV. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Retirement Shares will consist of sales and shareholder servicing by financial intermediaries. Financial intermediaries may receive a shareholder service fee for services provided. In connection with this basic arrangement, Retirement Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Retirement Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              None
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Retirement Shares as described in Section 3 of the Plan


XXXVI.      2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Retirement Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Retirement Shares may be exchanged for Retirement
Privilege:         Shares of any other Federated fund or share class that
                   does not have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S. Government Money Market Trust and Class K
                   Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                           OFFERING RETIREMENT SHARES



The Funds set forth on this Schedule each offer Retirement Shares on the terms set forth in the Retirement Shares Exhibit to the Multiple Class Plan,:



-----------------------------------------------------------------
    Multiple Class Company                  Series
-----------------------------------------------------------------
-----------------------------------------------------------------
Edward Jones Money Market Fund
-----------------------------------------------------------------

                              SELECT SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN

XXXVII.     1.    separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Select Shares will consist of sales and shareholder servicing by financial intermediaries. The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan. In addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Select Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Select Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Select Shares as described in Section 3 of the Plan


XXXVIII. 2. Conversion and Exchange Privileges

For purposes of Rule 18f-3, Select Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Select Shares may be exchanged for Select Shares of
Privilege:         any other Federated fund or share class that does not
                   have a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S.
                   Government Money Market Trust and Class K Shares.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

                                SCHEDULE OF FUNDS
                             OFFERING SELECT SHARES



The Funds set forth on this Schedule each offer Select Shares on the terms set forth in the Select Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

--------------------------------------------------------------------------------
      Multiple Class Company                     Series              12b-1 Fee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Federated Managed Allocation        Federated Conservative           0.75%
Portfolios                          Allocation Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Federated Growth Allocation Fund 0.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    Federated Moderate Allocation    0.75%
                                      Fund
--------------------------------------------------------------------------------

                             SERVICE SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN


XXXIX.      Separate Arrangement And Expense Allocation

Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement Service Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Service Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    Up to 25 basis points (0.25%) of the average daily net
Fee                    asset value
12b-1 Fee              As set forth in the attached Schedule
Other Expenses         Itemized expenses incurred by the Fund with
                       respect to holders of Service Shares as described in Section 3 of the Plan

XL.   Conversion and Exchange Privileges

For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange Rights:   None

                                SCHEDULE OF FUNDS
                             OFFERING SERVICE SHARES


The Funds set forth on this Schedule each offer Service Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

---------------------------------------------------------------------------
    Multiple Class Company                  Series               12b-1
                                                                 Plan
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Federated Insurance Series     Federated High Income Bond Fund   0.25%
                               II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated American Leaders Fund   0.25%
                               II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Capital Appreciation    0.25%
                               Fund II
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Quality Bond Fund II    0.25%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                               Federated Kaufmann Fund II        0.25%
---------------------------------------------------------------------------

                              TRUST SHARES EXHIBIT

                                       TO

                               MULTIPLE CLASS PLAN



XLI. 1. Separate Arrangement And Expense Allocation

For purposes of Rule 18f-3 under the Act, the basic distribution arrangement for the Trust Shares will consist of sales by financial intermediaries, who, along with the principal underwriter, may receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Trust Shares will bear the following fees and expenses:

Fees and Expenses      Maximum Amount Allocated Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Sales Load             None
Contingent Deferred    None
Sales Charge ("CDSC")
Shareholder Service    None
Fee
12b-1 Fee              Up to 25 basis points (0.25%) of the average daily
                       net asset value
Other                  Expenses Itemized expenses incurred by the Fund with
                       respect to holders of Trust Shares as described in
                       Section 3 of the Multiple Class Plan


XLII. 2.    Conversion and Exchange Privileges

For purposes of Rule 18f-3, Trust Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights: None
Exchange           Trust Shares may be exchanged for Trust Shares of any
Privilege:         other Federated fund or share class that does not have
                   a stated sales charge or contingent deferred sales charge, except Class A Shares of Liberty U.S.
                   Government Money Market Trust and Class K Shares.

                                SCHEDULE OF FUNDS
                              OFFERING TRUST SHARES



The Funds set forth on this Schedule each offer Trust Shares on the terms set forth in the Trust Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.



---------------------------------------------------------------------

    Multiple Class Company              Series           12b-1 Plan
---------------------------------------------------------------------
---------------------------------------------------------------------

Money Market Obligations Trust Government Obligations      0.25%
                               Fund
---------------------------------------------------------------------
---------------------------------------------------------------------

                               Prime Obligations Fund      0.25%
---------------------------------------------------------------------







                       * Formerly Fortress Class of Shares